PLACEMENT UNIT AGREEMENT

PLACEMENT UNIT AGREEMENT (this “Agreement”) made as of this 5th day of April, 2006 by and among Affinity Media International Corp., a Delaware corporation (the “Company”), Maxim Group LLC (“Maxim”) and the undersigned (the “Purchasers”).

WHEREAS, the Company has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-1, as amended (File No. 333-128707) (the “Registration Statement”), in connection with the Company's initial public offering (the “IPO”) of up to 3,162,500 units (including up to 412,500 units issuable upon exercise of an overallotment purchase option granted to Maxim by the Company), each unit (“Unit”) consisting of (i) one share of the Company's common stock, $.0001 par value (the “Common Stock”), and (ii) two warrants (each such warrant a “Warrant”), each Warrant to purchase one share of Common Stock; and

WHEREAS, the Company desires to sell in a private placement to the Purchasers (the “Placement”) an aggregate of 250,000 units (the “Placement Units”) substantially identical to the Units being issued in the IPO pursuant to the terms and conditions hereof and as set forth in the Registration Statement, except that the Placement Units, Common Stock and Warrants to be issued in the Placement shall not be registered under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, each Purchaser desires to acquire the number of Placement Units set forth opposite his name on Schedule A hereto;

WHEREAS, the Warrants included in the Placement Units shall be governed by the Warrant Agreement filed as an exhibit to the Registration Statement; and

WHEREAS, the Purchasers are entitled to registration rights with respect to the Common Stock and the Warrants comprising the Placement Units and the Common Stock underlying such Warrants (collectively, the “Registrable Securities”) on the terms set forth in this Agreement; and

WHEREAS, Maxim is acting as placement agent for the Placement.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:
1. Purchase of Units. The Purchasers hereby agree to purchase an aggregate of 250,000 Placement Units at a purchase price of $6.00 per Placement Unit, or an aggregate of $1,500,000 (the “Purchase Price”). Such purchases shall be in the names and amounts set forth on Schedule A hereto.

2. Closing.

2.1 The closing of the purchase and sale of the Placement Units (the “Closing”) will take place two (2) business days prior to the date on which the SEC declares the Registration Statement effective (the “Effective Date”; the date two business days prior to the Effective Date, the “Closing Date”). On the Closing Date, the Purchasers shall pay the Purchase Price by wire transfer of funds to an escrow account (the “Escrow Account”) maintained by the Company’s transfer agent (the “Escrow Agent”). Immediately prior to the closing of the IPO, the Escrow Agent shall deposit $1,425,000 of the Purchase Price into the trust account described in the Registration Statement (the “Trust Account”), and shall wire $75,000, representing a portion of the placement fee payable to Maxim referred to below, to an account to be designated by the Company. The certificates for the Common Stock and Warrants comprising the Placement Units shall be delivered to the Purchasers promptly after the closing of the IPO.

2.2 If, for any reason, the Purchase Price remains in the Escrow Account for more than seven (7) business days after the Effective Date, on the eighth business day following the Effective Date, the Company shall order the Escrow Agent to wire the Purchase Price back to the Purchasers, without interest or setoff.

3. Placement Fees. The Company agrees that Maxim is entitled to the following compensation in connection with the Placement: (i) a non-accountable expense allowance equal to 1% of the Purchase Price, payable on or before the 4 month anniversary of today’s date; and (ii) a placement fee equal to equal to 8% of the Purchase Price. Of such 8% placement fee, Maxim agrees that 4% of the Purchase Price ($60,000) will be deposited into and held in the Trust Account and will be payable to Maxim upon the consummation of a Business Combination (as defined herein) as described in the Registration Statement, and the remaining 4% shall be payable on or before the 4 month anniversary of today’s date.

4. Voting of Shares. If the Company solicits approval of its stockholders of a Business Combination, the Purchasers shall vote all of the shares of the Common Stock acquired by the Purchasers (i) pursuant to this Agreement, (ii) in the IPO and (iii) in the aftermarket following the IPO in favor of the Business Combination and therefore waive any redemption rights they might have with respect to certain of such shares. As used herein, a “Business Combination” shall mean the Company acquiring, merging with, engaging in a capital stock exchange with, purchasing all or substantially all of the assets of, or engaging in any other similar business combination with a single operating entity, or one or more related or unrelated operating entities in the publishing industry located in the United States.

5. Waiver of Liquidation Distributions. In connection with the Placement Units purchased pursuant to this Agreement, the Purchasers hereby waive any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company in the event of a liquidation of the Company upon the Company's failure to timely complete a Business Combination. For purposes of clarity, any shares of Common Stock purchased in the IPO or the aftermarket by the Purchasers shall be eligible to receive any liquidating distributions by the Company.

6. Rescission Right Waiver and Indemnification.

6.1  Each of the Purchasers understands and acknowledges that an exemption from the registration requirements of the Securities Act requires that there be no general solicitation of purchasers of the Placement Units. In this regard, if the offering of the Units in the Company’s initial public offering were deemed to be a general solicitation with respect to the Placement Units, the offer and sale of such Placement Units may not be exempt from registration and, if not, the Purchasers may have a right to rescind their purchases of the Placement Units. In order to facilitate the completion of the Placement and in order to protect the Company, its stockholders and the Trust Account from claims that may adversely affect the Company or the interests of its stockholders, each of the Purchasers hereby agrees to waive, to the maximum extent permitted by applicable law, any claims, right to sue or rights in law or arbitration, as the case may be, to seek rescission of his or its purchase of the Placement Units. Each of the Purchasers acknowledges and agrees that this waiver is being made in order to induce the Company to sell the Placement Units to the Purchasers. Each Purchaser agrees that the foregoing waiver of rescission rights shall apply to any and all known or unknown actions, causes of action, suits, claims, or proceedings (collectively, “Claims”) and related losses, costs, penalties, fees, liabilities and damages, whether compensatory, consequential or exemplary, and expenses in connection therewith, including reasonable attorneys’ and expert witness fees and disbursements and all other expenses reasonably incurred in investigating, preparing or defending against any Claims, whether pending or threatened, in connection with any present or future actual or asserted right to rescind the purchase of the Placement Units hereunder or relating to the purchase of the Placement Units and the transactions contemplated hereby (collectively, “Losses and Expenses”).

6.2  Each Purchaser agrees not to seek recourse against the Trust Account for any reason whatsoever in connection with his purchase of the Placement Units or any Claim that may arise now or in the future.

6.3 The Purchasers acknowledge and agree that the stockholders of the Company are and shall be third-party beneficiaries of the foregoing provisions of this Agreement.

6.4  Each Purchaser agrees that to the extent any waiver of rights under this Section 6 is ineffective as a matter of law, each Purchaser has offered such waiver for the benefit of the Company as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. Each Purchaser acknowledges the receipt and sufficiency of consideration received from the Company hereunder in this regard.

7. Lock-Up Agreement; Deposit with Maxim. The Purchasers shall not sell, assign, hypothecate, or transfer any of the Common Stock or Warrants purchased pursuant to this Agreement until the consummation of a Business Combination. In order to enforce this covenant, the undersigned agree to deposit the Placement Units in an account to be established at Maxim, to be held in such account until the consummation of a Business Combination.

8. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company that:

8.1 The Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

8.2 The Placement Units, Common Stock and Warrants are being acquired for the Purchaser's own account, only for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

8.3 The Purchaser has the full right, power and authority to enter into this Agreement and this Agreement is a valid and legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

9. Registration Rights.

9.1 Demand Registration. At any time and from time to time on or after the date on which the Company consummates a Business Combination, the Purchasers or their transferees holding a majority-in-interest of the Registrable Securities may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder's Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration.

The Company shall, as expeditiously as possible and in any event within sixty (60) days after receipt of a request for a Demand, prepare and file with the SEC a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become effective as promptly as practicable, but in no event prior to the consummation of the Business Combination.

The Company shall not be obligated to effect more than two Demand Registrations in respect of Registrable Securities.

9.2 “Piggyback” Registration Rights. Subject to the last sentence of this Section 9.2, at any time after a Business Combination, if the Company shall determine to proceed with the actual preparation and filing of a new registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to the Purchasers or their nominees. Upon the written request from a majority-in-interest of the Purchasers, within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all of the Registrable Securities covered by such request (the “Requested Stock”) held by the Purchasers making such request (the “Requesting Holders”) to be included in such registration statement (each, a “Piggy-Back Registration”), all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Requested Stock; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 9.2 shall be underwritten in whole or in part, the Company may require that the Requested Stock be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In such event, the Requesting Holders shall, if requested by the underwriters, execute an underwriting agreement containing customary representations and warranties by selling stockholders and a lock-up on Registrable Securities not being sold. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Requested Stock would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the Requesting Holders and all other holders of registration rights who have requested inclusion of their securities or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Requested Stock is included in the underwritten public offering, thoseshares of Requested Stock which are thus excluded from the underwritten public offering and any other securities of the Company held by such holders shall be withheld from the market by the Holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. At such time as the provisions of the registration rights agreement filed as an exhibit to the Registration Statement covering the shares of Common Stock acquired by the Purchasers prior to the IPO may be exercised, the exercise and procedural provisions of such agreement, rather than the provisions of Sections 9.2, 9.3 and 9.4 hereof, shall govern the Registrable Securities with respect to Piggy-Back Registrations.

9.3 Registration Procedures. To the extent required by Sections 9.1 or 9.2, the Company will:

(a) prepare and file with the SEC a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective until the earlier of the date on which all of the Registrable Securities included in the registration statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or three years from the effective date;

(b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until the earlier of the date on which all of the Registrable Securities included in the registration statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or three years from the effective date;

(c) furnish to the holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

(d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;
(e) notify the holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(f) notify the holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

(g) prepare and promptly file with the SEC and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

(i) advise the holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

The Purchasers shall cooperate with the Company in providing the information necessary to effect the registration of the Registrable Securities, including completion of customary questionnaires.

9.4 Expenses. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 9.1, any Piggy-Back Registration pursuant to Section 9.2, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the exchange listing of the Registrable Securities; (vi) National Association of Securities Dealers, Inc. fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters); (viii) the fees and expenses of any special experts retained by the Company in connection with such registration and (ix) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling shareholders and the Company shall bear the expenses of the underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

10. Waiver of Claims; Indemnification. Each Purchaser hereby waives any and all rights to assert any present or future claims, including any right of rescission, against the Company, Maxim or the other underwriters in the IPO exclusively with respect to their purchase of the Placement Units hereunder, and each Purchaser agrees to indemnify and hold the Company, Maxim and the other underwriters in the IPO harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Company, Maxim or such other underwriters by such Purchaser of the Placement Units arising solely out of the purchase of the Placement Units hereunder.

11. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.

12. Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

13. Assignment.  Prior to the Closing Date, Purchasers may assign their obligation to purchase Placement Units hereunder (i) to another Purchaser or Purchasers; (ii) to an entity wholly-owned by such Purchaser or another Purchaser or Purchasers; or (iii) to an entity over which such Purchaser or another Purchaser or Purchasers have sole voting or dispositive power. In each such case, the entity or entities to which such assignment is made shall agree to become party to this Agreement, and shall execute such other documentation as the Company may reasonably request.

14. California Release and Waiver. Execution by a Purchaser of this Agreement constitutes an express waiver and release of any and all claims which would otherwise be preserved by operation of section 1542 of the California Civil Code.  California Civil Code section 1542 provides in pertinent part:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 5th day of April, 2006.

AFFINITY MEDIA INTERNATIONAL CORP.

By:	/s/ Howard Cohl
Howard Cohl,
President

MAXIM GROUP LLC

By:	/s/ Clifford Teller
Clifford Teller Director of Investment Banking

PURCHASERS:

/s/ Peter Engel
Peter Engel

/s/ Paul Klapper
Paul Klapper

/s/ Chris Baker
Chris Baker

SCHEDULE A

PURCHASER	AMOUNT	PURCHASE PRICE

Peter Engel	83,334 Units	$500,000

Paul Klapper	83,333 Units	$500,000

Chris Baker	83,333 Units	$500,000

TOTAL	250,000	$1,500,000